                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                                                     Preliminary

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                       4710 BELLAIRE BOULEVARD, SUITE 301
                             BELLAIRE, TEXAS 77401

                                                                    May __, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") which will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, June 29, 1999 at 10:00 A.M. central time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, stockholders will be asked to elect one (1) director to serve until the 2002 Annual Meeting of Stockholders or until his successor is elected and qualified; to approve the Company's 1999 Stock Incentive Plan (the "Plan"); to approve the issuance and sale of the Company's common stock, a new class of the Company's preferred stock, or convertible debt at the discretion of the Board of Directors (the "Private Placement") in accordance with the limitations described in the accompanying Proxy Statement; to approve an amendment to the Company's Restated Certificate of Incorporation to effect a reduction in the number of authorized shares of the Company's Common Stock from 100,000,000 to 50,000,000; to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

     Your Board of Directors recommends a vote FOR the election of the director, FOR the approval of the Company's Stock Incentive Plan, FOR the approval of the Private Placement, FOR the approval of the amendment to the Company's Restated Certificate of Incorporation to reduce the number of authorized shares of its Common Stock; and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

     A copy of the Annual Report for the fiscal year ended December 31,1998 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

     We wish to thank our stockholders for their participation and support.

                              Sincerely,


                              Henry W. Sullivan
                              Chief Executive Officer

                                                                     Preliminary

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 29, 1999

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, June 29, 1999, at 10:00 A.M. central time, for the following purposes:

     (1) to elect one (1) director to serve until the 2002 Annual Meeting of Stockholders or until his successor is elected and qualified;

     (2) to approve the Company's 1999 Stock Incentive Plan;

     (3) to approve the issuance and sale of up to $5,000,000 of common stock, convertible preferred stock or convertible debt (including sales pursuant to Proposal 4) at a fixed price in one or more private placement transactions at the discretion of the Board of Directors provided that the transactions conform to the limitations described in the accompanying Proxy Statement;

     (4) to approve the issuance and sale of up to $5,000,000 of common stock, convertible preferred stock or convertible debt (including sales pursuant to Proposal 3) at a floating price in one or more private placement transactions at the discretion of the Board of Directors provided that the transactions conform to the limitations described in the accompanying Proxy Statement;

     (5) to approve an amendment to the Company's Restated Certificate of Incorporation to effect a reduction in the number of authorized shares of the Company's Common Stock from 100,000,000 to 50,000,000, as described in the accompanying Proxy Statement;

     (6) to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; and

     (7) to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

     A copy of the Annual Report for the fiscal year ended December 31, 1998 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

     Only stockholders of record as of the close of business on Wednesday, May 12, 1999 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

     All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                              By Order of the Board of Directors,


Houston, Texas                Judith Knight Shields
May __, 1999                  Secretary


                            YOUR VOTE IS IMPORTANT
                   YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                 RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                                                     Preliminary

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                       4710 BELLAIRE BOULEVARD, SUITE 301
                             BELLAIRE, TEXAS 77401


                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas on Tuesday, June 29, 1999 at 10:00 A.M. central time, and at any adjournment(s) or postponement(s) thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about May 24, 1999 to all stockholders entitled to vote at the Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on May 12, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 3,604,548 shares of the common stock, $0.001 par value per share (the Common Stock"), 106,554 shares of the Cumulative Convertible Preferred Stock, Series F, $0.001 par value per share (the "Series F Shares"), 17,397 shares of Cumulative Convertible Preferred Stock, Series G - Subseries I, $0.001 par value per share (the "Series G-I Shares"), 21,265 shares of Cumulative Convertible Preferred Stock, Series G -Subseries II (the "Series G-II Shares), $0.001 par value per share and 4,190 shares of Cumulative Convertible Preferred Stock, Series G - Subseries III, $0.001 par value per share (the "Series G-III Shares") (collectively, the "Preferred Stock"), were issued and outstanding.
The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of Preferred Stock were entitled to the following votes per Share; Series F Shares: 22.15; Series G-I Shares: 38.56; Series G-II Shares: 115.44; Series G-III Shares: 66.67.

REVOCABILITY OF PROXIES

     The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ANNUAL REPORT

     A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

     The mailing address of the Company's executive office is 4710 Bellaire Boulevard, Suite 301, Bellaire, Texas 77401.

VOTING AND SOLICITATION

     On all matters each share of Common Stock is entitled to one vote. The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of Preferred Stock were entitled to the following votes per Share; Series F Shares: 22.15; Series G-I Shares: 38.56; Series G-II Shares: 115.44; Series G-III Shares: 66.67. Nominees receiving a plurality of the votes cast, will be elected as directors. The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock is required to approve an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation to effect a reduction in the number of authorized shares of the Company's Common Stock from 100,000,000 to 50,000,000. The affirmative vote of a majority of the shares of stock present in person or by proxy is required to approve the Company's 1999 Stock Incentive Plan (the "Plan"); to approve the issuance and sale of the Company's common stock, a new class of the Company's preferred stock, or convertible debt at the discretion of the Board of Directors (the "Private Placement") in accordance with the limitations described in Proposals 3 and 4 of this Proxy Statement; and to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company.

     Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the persons named in the proxy, if granted, on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the director, FOR the approval of the Plan, FOR the Private Placement, FOR the approval of the Amendment; and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company's Amended and Restated Bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors, the approval of the Company's Stock Incentive Plan, the approval of the Private Placement, the amendment of the Company's Certificate of Incorporation to reduce the number of authorized Shares of Common Stock or in the ratification of the Company's independent auditors.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES FOR CONSIDERATION AT THE MEETING

     The Bylaws currently provide that the Board of Directors shall be composed of four directors, which shall be reduced to three upon the expiration of the term of Tim B. Tarrillion at the commencement of the Annual Meeting. The Board of Directors is divided into three classes. The directors are elected to serve staggered three year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Except with respect to vacancies caused by the resignation or removal of nominees of holders of the Series F and G Preferred Stock, which shall be filled by persons selected by such holders, vacancies in the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen. See "AGREEMENTS WITH HOLDERS OF PREFERRED STOCK."

     Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominee named below, to serve as a director until the 2002 Annual Meeting of Stockholders or until his successor is elected and qualified. Douglas C. Williamson has been nominated by the Board of Directors and shall be identified as a Class III director. The Company is not aware of any reason that the nominee will be unable or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by the Board of Directors.

                              CLASS III DIRECTORS


Directors Whose Terms                                            Year in Which
Expire at the 1999                                               Service as a
Annual Meeting              Principal Occupation                 Director Began
-------------------------------------------------------------------------------

Douglas C. Williamson, 48   Senior Vice President and Managing        1996
                            Director of Bank of America Capital
                            Investors
-------------------------------------------------------------------------------

DOUGLAS C. WILLIAMSON

     Mr. Williamson was elected to the Board of Directors in 1996. Mr. Williamson is currently a Managing Director and Senior Vice President of Bank of America Capital Investors (one of the equity investment groups affiliated with the recently merged NationsBank/Bank of America organization, which includes NationsBanc Capital Corporation, ("BCI")). Mr. Williamson joined NationsBanc Capital Corporation in 1989. Prior to that, he had eight years of experience in senior management with two operating companies (including roles as president) and six years of experience in corporate finance and corporate lending with Rotan Mosle, W.R. Grace and Cleveland Trust. Mr. Williamson serves on the boards of directors of the following companies: 3DX Technologies, Inc. (an oil and gas company focusing on the exploration of domestic properties using the combination of 3D seismic data and the latest computer aided software and technology); CallWare Technologies, Inc. (develops and markets open architecture computer telephony software solutions); Empirical Software, Inc. (develops software targeted for the market of client/server performance and reliability management tools); GX Technology Corporation (software developer and imaging services company that is a leading independent supplier of 2D and 3D seismic modeling, imaging software products, and imaging services used in oil and gas exploration); HAHT Software, Inc. (provides enterprise Web application software development solutions); Med Solutions, Inc. (provides radiology utilization management services for the health care industry); Memorial Operations Company (acquires and manages cemeteries and funeral homes); Takeout Taxi Holdings, Inc. (provides restaurant delivery services through company-owned and franchised stores); and Z-Tel Technologies, Inc. (provider of telephony-related services to retail customers, such as inexpensive long-distance, voice-mail and "follow-me" services). Mr. Williamson earned his MBA from Columbia University and his BA from Denison University and later earned his CPA. Mr. Williamson serves on the Company's Board of Directors as a nominee of the holders of the Preferred Stock.

OTHER MEMBERS OF THE BOARD OF DIRECTORS

     The following is an identification and business experience of the Company's directors who are not being voted upon at the Meeting.

                               CLASS I DIRECTORS


Directors Whose Terms                                      Year in Which
Expire at the 2000                                         Service as a
Annual Meeting             Principal Occupation            Director Began
-------------------------------------------------------------------------

Edwin H. Knight, 45        General Manager of Harrison          1996
                           Interests, Ltd.
--------------------------------------------------------------------------

EDWIN H. KNIGHT

     Mr. Knight was elected to the Board of Directors in 1996. Mr. Knight manages Harrison Interests, Ltd., a privately held Texas limited partnership whose lines of business are oil and gas exploration and production, real estate and cattle ranching. He has managed Harrison Interests, Ltd. for thirteen years and holds a Bachelor's Degree from Louisiana State University and is a Certified Public Accountant. Mr. Knight serves on the Company's Board of Directors as a nominee of the holders of the Preferred Stock.

                               CLASS II DIRECTORS

Directors Whose Terms                                        Year in Which
Expire at the 2001                                           Service as a
Annual Meeting              Principal Occupation             Director Began
---------------------------------------------------------------------------

Henry W. Sullivan, 59       President and Chief Executive        1997
                            Officer of the Company;
                            President of TieTek, Inc.;
                            Director of the Company
---------------------------------------------------------------------------

HENRY W. SULLIVAN

     Dr. Sullivan was elected to the Board of Directors in April 1997. Dr. Sullivan became Vice President of Technology of the Company in July 1996 and President of TieTek, Inc. in December 1997. In January 1999, Dr. Sullivan assumed the additional positions of President and Chief Executive Officer of the Company. Prior to joining the Company, Dr. Sullivan was employed by Shell Oil Company where he spent twenty-three years in various positions and, in 1984, was named Vice President of Shell Chemical Company. Dr. Sullivan joined Huntsman Petrochemical Corporation in 1988 as its President, and became Vice Chairman of its parent company, Huntsman Chemical Corporation, a year later. From 1991 to 1995 he was President and Chief Executive Officer of GAIA Holdings, Inc., until joining the Company as President of GAIA Technologies, Inc. and later TieTek, Inc. Dr. Sullivan has served as Chairman and Director of several companies and organizations in manufacturing and polymer technology, including the Executive Committee of the Society of the Plastics Industry. He currently serves as a Director of the Sarkeys Energy Center at the University of Oklahoma. Dr. Sullivan holds a Bachelor's degree in Chemical Engineering from Cooper Union and Master's and PhD. degrees in Chemical Engineering from New York University.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1998, the Board of Directors met four times. All directors attended at least 75% of the meetings of the Board and committees of which they were a member.

     The Board of Directors has established two committees to allow the Board to focus specific attention on critical areas of the Board's management and monitoring of the Company's business. From time to time, the committees will make recommendations to the Board as necessary. The committees that were established and the current directors assigned to each committee are as follows:

     Financial Audit:
          Douglas C. Williamson
          Edwin H. Knight

     Compensation:
          Douglas C. Williamson
          Edwin H. Knight

     The purpose of the Financial Audit Committee is to oversee the financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company's annual audit and recommend the selection of independent auditors. The primary responsibilities of this committee include: reviewing with the Company's Chief Financial Officer the adequacy of quarterly and annual SEC filings; reviewing and consulting with the Company's independent auditors regarding their reports of audit and accompanying management letters; reviewing all financial statements, financial controls, internal controls and accounting practices of the Company; evaluating the performance and cost of the Company's independent auditors; recommending to the Board of Directors the selection of the Company's auditors for the upcoming year; and monitoring compliance by the Company's management and employees with major Company policies and financial controls.

     The membership of the Financial Audit Committee is designed to include a minimum of two directors. The Company's Chief Financial Officer serves as an ex-officio member of the committee and attends all meetings except the annual review of the Company's financial controls and accounting procedures with the Company's independent auditors. The Financial Audit Committee met once during 1998.

     The purpose of the Compensation Committee is to recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plans. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan when and if requested by the Board of Directors; and monitoring and reviewing the Company's compensation policies for all employees.

     The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee did not meet during 1998.

DIRECTORS' COMPENSATION

     The directors of the Company receive no cash compensation in connection with their services as directors. In 1999, Messrs. Williamson and Knight were each granted options to purchase 10,000 shares of Common Stock under the Plan. Mr. Williamson assigned his options to his employer, BCI.

AGREEMENTS WITH HOLDERS OF PREFERRED STOCK

     Pursuant to agreements relating to the purchase of the Preferred Stock (the "Purchase Agreements") between the Company, BCI and certain other investors (collectively, with BCI, the "Investors"), the Company has agreed to nominate to the Board of Directors, for so long as the Preferred Stock are owned by the Investors or permitted assignees or permitted transferees, (i) four (4) members designated by the holders of a majority in interest of the Preferred Stock taken together as a group, at least one (1) of whom shall be designated by BCI so long as BCI owns at least fifty percent (50%) of the Preferred Stock; (ii) four (4) members designated by the holders of Common Stock; and (iii) one (1) member designated jointly by the holders of the Common Stock and the holders of a majority in interest of the Preferred Stock taken together as a group. The requisite holders of the Preferred Stock have agreed that for so long as the number of Directors constituting the Board shall be six, three (3) directors will be designated by the Investors and three (3) will be designated by the holders of the Common Stock. Currently, pursuant to the Purchase Agreements, the Investors' nominees are: Douglas C. Williamson and Edwin H. Knight. As a result of the recent changes to the Board of Directors, the Company and the principal holders of the Preferred Stock are in discussions regarding revisions to this agreement, although as of the date of the mailing of this Proxy, no such revised agreement has been reached.

     If the Company shall breach any of the covenants or obligations set forth in the Purchase Agreements and such breach remains uncured, the holders of a majority in interest of the Preferred Stock taken together as a group shall be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which majority shall be designees of BCI.

CHANGES IN CONTROL

     If the Company breaches any of its covenants or obligations set forth in the Purchase Agreements and such breach were to remain uncured, the holders of a majority in interest of the Preferred Stock taken together as a group would be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which shall be designees of BCI.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 1996, 1997 and 1998 by the Company to or for the benefit of its former Chairman, President and Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE


                                                                             Long Term Compensation
                      -------------------------------------------------------------------------------------
                                      Annual Compensation                Awards              Payouts
                      -------------------------------------------------------------------------------------
   Name
   and                                             Other         Restricted      Stock
 Principal                                        Annual           Stock        Options/       LTIP         All Other
 Position       Year(s)   Salary($)  Bonus($)  Compensation($)   Award(s) ($)     SARS (#)   Payouts($)  Compensation($)
----------      -------   ---------  --------  ---------------  -------------   ----------   ----------  ---------------
Tim B.          1998      $193,275        -              -              -             -             -           3,504(2)
 Tarrillion     1997       184,833        -              -              -        55,555(1)          -           6,951(2)
Former Chief    1996       185,903        -              -              -             -             -           5,940(2)
 Executive
 Officer and
 President
=============================================================================================================================

___________________________
(1) Consists of options granted during fiscal year ended December 31, 1995 which were repriced as of July 10, 1997 and December 23,1998.

(2) Represents life insurance premiums paid by the Company on policies on the executive's life and matching contributions to the Company's 401-K plan.

STOCK OPTIONS

     During the 1998 fiscal year, the Company did not grant any stock options to the named executive officer. In 1999, options were granted pursuant to the Plan and certain outstanding options were repriced. See "1999 Stock Incentive Plan and Repricing of Certain Outstanding Options." No stock appreciation rights have been granted to employees.

     The following table sets forth for the named executive officer information regarding stock options exercised by such officer during the 1998 fiscal year, together with the number and value of stock options held at 1998 fiscal year-end, each on an aggregated basis.

                                 Aggregated Option Exercises in the 1998 Fiscal Year
                                          and Fiscal Year-End Option Value
                                                                                                 Value of
                                                                                                Unexercised
                                                                       Number of               In-the-Money
                                                                      Unexercised              ------------
                                                                      Options at                Options at
                                                                    Fiscal Year-End           Fiscal Year-End
                             Number of                              ---------------           ---------------
                          Shares Acquired        Value               Exercisable/              Exercisable/
         Name               on Exercise         Realized             Unexercisable           Unexercisable (1)
         ----             ---------------       --------            ---------------         -------------------
Tim B. Tarrillion                --                --                 44,444/11,111               $0/$0
--------------------------------------------------------------------------------------------------------------------

___________________
(1) The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 1998 was $3.25, which was lower than the exercise price of the options.

EMPLOYMENT AGREEMENTS

     Effective December 23, 1998, the Company entered into an agreement with Mr. Tarrillion in full settlement of his employment contract. The agreement provides for the resignation of Mr. Tarrillion's officer positions as of January 22, 1999, with the continuation of his employment as a full-time consultant through March 31, 1999. From April 1 through December 31, 1999, Mr. Tarrillion will be available on an "as-needed" basis and his salary and benefits will continue through such date. Mr. Tarrillion's current annual salary is approximately $190,000. As part of the agreement, the exercise price of 55,555 options was reduced from $9.00 to $4.50. Of these options, 44,444 are currently
vested and 11,111 will vest on December 31, 1999.   In addition, Mr. Tarrillion
agreed that he will not seek re-election to the Board of Directors when his term expires at the Meeting.

     In February 1995 the Company entered into an employment agreement with Ms. Shields. Ms. Shields' employment agreement provides for a base salary of $120,000, plus bonuses and cost of living increases, as well as options to purchase 33,333 shares of the Company's Common Stock which vest over four years commencing on March 31, 1996. Her agreement is for a term of five years. In September 1997, the Company and Ms. Shields entered into an amendment to her employment agreement whereby she is compensated on a hourly basis, using a rate computed from her salaried compensation. This agreement was entered into due to the decreased administrative duties required of Ms. Shields as the Company's technologies were either sold or licensed, and as a further reduction of the Company's overhead costs. This voluntary arrangement may be terminated at any time by either party, in which case the provisions of Ms. Shields' original employment agreement would be in effect.

STOCK OPTIONS AND WARRANTS

     Prior to the adoption of the Plan, the Company had no formal stock option plan. However, through December 1998 the Company has outstanding options to purchase 338,889 shares of the Company's Common Stock. Of these, 330,556 are outstanding to current and former employees, have option prices ranging from $4.50 to $22.50, vest 20% to 25% per year and expire through June 2006. As noted above, the exercise price for Mr. Tarrillion's options was reduced from $9.00 to $4.50 per share in December 1998, and, in 1999, certain outstanding options previously granted to Dr. Sullivan and Ms. Knight were also repriced to $4.50. The remaining options were granted to current or past note holders, have an exercise price of $6.75 and expire through September 1999. Included in these options to employees are 202,776 granted to current or former directors of the Company and 33,333 granted to other executive officers of the Company.

1999 STOCK INCENTIVE PLAN AND REPRICING OF CERTAIN OUTSTANDING OPTIONS

     Subsequent to year-end, the Compensation Committee of the Board of Directors approved, subject to stockholder approval, the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan authorizes the Compensation Committee to grant options in the maximum amount of 10% of the total issued and outstanding shares of the Company or reserved for issuance upon the conversion or exercise of outstanding convertible securities. Of these options, up to a maximum of 1,000,000 shares may be issued pursuant to incentive stock options granted under the Plan. Additional information about the Plan is provided in Proposal 2.

     The Compensation Committee approved, subject to stockholder approval of the Plan, new grants of ten-year options under the Plan to Henry Sullivan, President and Chief Executive Officer (40,000 shares), Judith Knight Shields, Chief Financial Officer (10,000 shares), and each of the outside directors of the Company (10,000 shares each). All such options are subject to vesting provisions and have an exercise price of $3.00.

     The Compensation Committee also approved a reduction in the exercise price of an aggregate of 55,555 outstanding options previously granted to Henry Sullivan and Judith Shields from $9.00 to $4.50. All other terms of the options remained in effect.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following tables set forth as of May 12, 1999 certain information with respect to the beneficial ownership of the Company's Common Stock and Series F, Series G-I, Series G-II, and Series G-III Shares by any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities based upon filings with the Securities and Exchange Commission. As of May 12, 1999, there were 3,604,548 outstanding shares of Common Stock, 106,554 outstanding Series F Shares, 17,397 outstanding Series G-I Shares, 21,265 outstanding Series G-II Shares, and 4,190 outstanding Series G-III Shares.

                                  COMMON STOCK


                                                                Amount and Nature
                                                                  of Beneficial                    Percentage
Name and Address of Beneficial Owner                               Ownership(1)                    of Class(1)
------------------------------------                            ------------------                 -----------
NationsBanc Capital Corporation                                      3,873,397(2)                       51.8%
(now an affiliate of
Bank of America Capital Investors)
901 Main Street, 22nd Floor
Dallas, Texas 75202

The CCG Charitable                                                     426,791(3)                       10.6%
Remainder Unitrust #1
14450 T.C. Jester Boulevard, Suite 170
Houston, Texas 77014

David S. Holland                                                       362,586(4)                        9.1%
1 Riverway, Suite 1700
Houston, Texas 77056

Harrison Interests, Ltd.                                               262,305(5)                        6.8%
Texas Commerce Bank Bldg., Suite 1900
Houston, Texas 77002

Henry W. Sullivan                                                      229,890(6)                        6.4%
4710 Bellaire Boulevard, Suite 301
Bellaire, Texas 77401

Pecaut Capital Investors, LP                                           209,844(7)                        5.5%
511 6th Street
Sioux City, Iowa  51101

William T. Aldrich                                                     190,739(8)                        5.3%
10406 Memorial Drive
Houston, Texas 77024

Tim B. Tarrillion                                                      185,167(9)                        5.0%
4710 Bellaire Boulevard, Suite 301
Bellaire, Texas 77401

___________________________

(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Preferred Stock) within sixty (60) days of March 31, 1999.

(2) Includes 3,317,841 shares of Common Stock issuable upon conversion of Series F, Series G-I and Series G-II Shares. Includes 555,556 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants. Does not include 10,000 shares of Common Stock issuable upon exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to BCI and which will vest upon his attendance at future board meetings.

(3) Includes 343,458 shares of Common Stock issuable upon conversion of Series F, Series G-I, Series G-II, and Series G-III Shares. Includes 83,333 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

(4) Includes 362,586 shares of Common Stock issuable upon conversion of Series G-II and G-III Shares.

(5) Includes 206,749 shares of Common Stock issuable upon conversion of Series F and Series G-I Shares. Includes 55,556 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

(6) Dr. Sullivan is deemed to beneficially own 176,851 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc., which owns 61,728 shares of Common Stock, and Thor Ventures, L.C. which owns 115,123 shares of Common Stock. Includes 29,455 shares of Common Stock issuable upon the conversion of Series G-II Shares. Includes 4,585 shares owned through a profit sharing plan for the benefit of Dr. Sullivan and 16,666 shares which may be acquired upon exercise of options. Does not include 45,555 shares issuable upon exercise of options which have not vested.

(7) Includes 165,400 shares of Common Stock issuable upon conversion of shares of Series F and Series G-I Shares. Includes 44,444 shares of common stock which may be acquired upon exercise of Common Stock purchase warrants.

(8) Mr. Aldrich is deemed to beneficially own 176,851 shares of Common Stock by virtue of his position as principal executive officer of GAIA Holdings, Inc. which owns 61,728 shares of Common Stock, and Thor Ventures, L.C. which owns 115,123 shares of Common Stock. Also includes 13,888 shares which may be acquired upon exercise of options.

(9) Includes 58,944 shares of Common Stock and 5,555 Common Stock purchase warrants received by Mr. Tarrillion in conjunction with a merger transaction between the Company and EET in March 1995. Includes 45,658 shares owned through a profit sharing plan for the benefit of Mr. Tarrillion and 44,444 shares which may be acquired upon exercise of options. Includes 29,455 shares of Common Stock issuable upon the conversion of Series G-II Shares. Does not include 11,111 shares issuable upon exercise of options which do not vest until December 31, 1999. Does not include 16,534 shares owned by trusts on behalf of Mr. Tarrillion's minor children which are held by an independent trustee as to which Mr. Tarrillion disclaims any beneficial ownership.

                     SERIES F AND SERIES G PREFERRED STOCK



                                         Amount and Nature of                     Amount and Nature of
         Name and address of                   Series F            Percentage           Series G           Percentage
          Beneficial Owner                     Ownership           of Class(1)          Ownership          Of Class(1)
        ---------------------            ---------------------     -----------    ---------------------   -------------
NationsBanc Capital                                   71,444            67.0%                 23,406            54.6%
Corporation  (now an affiliate of
Bank of America Capital Investors)
901 Main Street, 66th Floor
Dallas, Texas 75202

The CCG Venture Partners                              10,717(2)         10.1%                  2,386(2)          5.6%
14450 T.C. Jester Boulevard
Suite 170
Houston, Texas 77014

Harrison Interests, Ltd.                               7,144             6.7%                      -               -
Texas Commerce Bank Bldg.
Suite 1990
Houston, Texas 77002

Pecaut Capital Investors, LP                           5,715             5.4%                      -               -
511 6th Street
Sioux City, Iowa 51101

David S. Holland                                           -               -                   3,457             8.1%
1 Riverway, Suite 1700
Houston, Texas 77056

_____________________
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F, Series G-I, Series G-II and Series G-III Shares) within sixty
     (60) days of March 15, 1999. Calculations were made using the conversion prices as of April 30, 1999 as follows: Series F - $4.514172; Series G-I - $2.593675; Series G-II - $.86625 and Series G-III - $1.50.

(2) Registered in the name of The CCG Charitable Remainder Unitrust No. 1 for which CCG Venture Partners, LLC provides investment management services. CCG Venture Partners, LLC disclaims beneficial ownership of these shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of May 12, 1999 the beneficial ownership of the Company's Common Stock by (i) the executive officer identified in the Summary Compensation Table appearing herein; (ii) each director and nominee for director; and (iii) all directors and executive officers as a group. As of March 31, 1999, there were 3,604,548 outstanding shares of Common Stock, 106,554 outstanding Series F Shares, 17,397 outstanding Series G- I Shares, 21,265 outstanding Series G-II Shares, and 4,190 outstanding Series G-III Shares.

                                                     Amount and Nature
                                                       of Beneficial                    Percentage
Name and Address of Beneficial Owner                    Ownership(1)                    of Class(1)
------------------------------------                 -----------------                  -----------
Henry W. Sullivan                                          229,890(2)                        6.4%
4710 Bellaire Boulevard, Suite 301
Houston, Texas 77401

Tim B. Tarrillion                                          185,167(3)                        5.0%
4710 Bellaire Boulevard, Suite 301
Bellaire, Texas 77401

Douglas C. Williamson                                            -(4)                          -
901 Main Street, 22nd Floor
Dallas, Texas 75202

Edwin H. Knight                                                  -(5)                          -
707 Travis, Suite 1900
Houston, Texas 77002

All officers and directors as a group                      485,801                          12.9%
(5) persons

___________________
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Preferred Stock) within sixty (60) days of March 31, 1999.

(2) Dr. Sullivan is deemed to beneficially own 176,851 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc., which owns 61,728 shares of Common Stock, and Thor Ventures, L.C. which owns 115,123 shares of Common Stock. Includes 29,455 shares of Common Stock issuable upon the conversion of Series G-II Shares. Includes 4,585 shares owned through a profit sharing plan for the benefit of Dr. Sullivan and 16,666 shares which may be acquired upon exercise of options. Does not include 45,555 shares issuable upon exercise of options which have not vested.

(3) Includes 58,944 shares of Common Stock and 5,555 Common Stock purchase warrants received by Mr. Tarrillion in conjunction with a merger transaction between the Company and EET in March 1995. Includes 45,658 shares owned through a profit sharing plan for the benefit of Mr. Tarrillion and 44,444 shares which may be acquired upon exercise of options. Includes 29,455 shares of Common Stock issuable upon the conversion of Series G-II Shares. Does not include 11,111 shares issuable upon exercise of options which do not vest until December 31, 1999. Does not include 16,534 shares owned by trusts on behalf of Mr. Tarrillion's minor children which are held by an independent trustee as to which Mr. Tarrillion disclaims any beneficial ownership.

(4) Mr. Williamson is a Senior Vice President at BCI. Does not include 3,317,841 shares of Common Stock issuable to BCI upon conversion of its holdings of Series F, Series G-I and Series G-II Shares. Does not include 555,555 shares of Common Stock which may be acquired by BCI upon exercise of Common Stock purchase warrants. Does not include 10,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to BCI and which will vest upon his attendance at future board meetings.

(5) Mr. Knight manages Harrison Interests Ltd. Does not include 206,749 shares of Common Stock issuable to Harrison Interests, Ltd. upon conversion of its holdings of Series F, Series G-I and Series G-II Shares. Does not include 55,555 shares of Common Stock which may be acquired by Harrison Interests,
     Ltd. upon exercise of Common Stock purchase warrants.   Does not include
     10,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Harrison in his capacity as Director which will vest upon his attendance at future board meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1998, BCI purchased 10,000 Series G-II Shares for cash proceeds of $1,000,000. Mr. Williamson, Chairman of the Board and Director of the Company is a Managing Director and Senior Vice President of BCI. In November 1998, Mr. Sullivan, Mr. Tarrillion and Ms. Shields purchased 250, 250 and 200 shares of the Company's Series G-II Shares for cash proceeds of $25,000, $25,000 and $20,000, respectively. These transactions were completed on terms identical to those negotiated with third-party investors.

     Effective December 23, 1998 the Company entered into an agreement in full settlement of Mr. Tarrillion's employment contract. See "Executive Compensation- Employment Agreements."


                           VOTE REQUIRED FOR APPROVAL

     A plurality of votes cast by holders of shares of Common Stock and Preferred Stock, voting together, at the Meeting is required to elect a nominee as a director.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE TO THE
                               BOARD OF DIRECTORS

                                   PROPOSAL 2
               PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN

     On February 22, 1999, the Board of Directors of the Company adopted (and recommended for submission to the stockholders for their approval) the 1999 Stock Incentive Plan (the "Plan"). The Plan provides for the granting of incentive stock options, nonqualified stock options and restricted stock awards.

     The purposes of the Plan are to: (i) better align the interests of stockholders with the interest of officers, directors and key employees by creating a direct linkage between participants' rewards and the performance of the Company and its subsidiaries; (ii) encourage stock ownership and proprietary interests in the Company stock; and (iii) assist the Company in attracting and retaining highly competent directors and key employees vital to its success.

     Executive officers and directors are eligible to receive awards under the Plan and therefore have a personal interest in the adoption of the Plan.

SUMMARY OF THE PLAN

     The following general description is a summary of the Stock Incentive Plan. The complete text appears as Exhibit A to the Proxy Statement and the following description is qualified in its entirety by reference to Exhibit A.

Term

     The Plan will become effective once it is approved by the stockholders. Although the Plan has no fixed expiration date, new awards will not be granted after February 21, 2009.

Administration

     The Plan is to be administered by the full Board of Directors or by the Compensation Committee of the Board (the Board of Directors or the Compensation Committee shall hereinafter be referred to as the "Committee"). That Committee has the exclusive authority to make awards under the Plan and to make interpretations and determinations involving the Plan.

Participation and Award Estimates

     Officers, directors and other key employees of the Company and its subsidiaries who are selected by the Committee are eligible for participation in the Plan. Participants in the Plan are also eligible to participate in other incentive plans of the Company. Awards under the Plan are made at the discretion of the Committee or, in the case of nonemployee directors, at the discretion of the full Board. As a result, it is not possible to identify who will receive awards or the amount of those awards.

Types of Awards

     Awards under the Plan may be in the form of stock options (including incentive stock options that meet the requirements of Section 422 of the Internal Revenue Code ("ISOs")) and stock awards.

Shares Available for Awards and Closing Quotation

     The number of shares of Common Stock which may be issued pursuant to the Plan is set at 10% of the total number of shares of Common Stock issuable and outstanding, on a fully diluted basis; provided, however, that the foregoing formula shall never result in a reduction of the shares available for issuance under the Plan. The Company estimates that the aggregate amount of shares that will be subject to the Plan in 1999 will be approximately 1,129,602. As of March 31, 1999, options to purchase 91,111 shares of Common Stock have been granted under the Plan. The aggregate number of shares of Common Stock that may be covered by stock option awards granted to any single individual under the Plan may not exceed 500,000 shares per calendar year. All of the shares of Common Stock may be awarded in the form of stock options or stock awards, however, in no event will more than an aggregate or 1,000,000 Incentive Stock Options be issued pursuant to the Plan. In addition, the following shares are available for issuance under the Plan: (i)any shares of common stock that are forfeited or otherwise not payable under the Plan; (ii) any shares of Common Stock tendered in satisfaction of tax withholding or other obligations relating to proposed awards under the Plan; and (iii) shares of Common Stock repurchased by the Company that have been designated for allocation to the Plan.

     As of March 31, 1999, the last reported sales price of the Company's Common Stock, as reported on the NASDAQ, was $2.00.

Stock Options

     The term of options granted under the Plan is determined by the Committee, but the term of an option may not exceed ten years. The per share option price for any shares which may be purchased under any option will be determined by the Committee, but it will not be less than 50% of the fair market value of the shares on the date the option is granted (100% for Incentive Stock Options, or 110% in the case of certain principal stockholders). Each option will become exercisable at the time determined by the Committee. Each option will be exercisable, in full or in part, by payment of the option price in cash, shares of common stock, third-party cash-less exercise transactions or any combination of these methods. Shares of common stock delivered in payment of the exercise price must have been owned by the participant for at least six months.

Stock Awards

     The Committee may make stock awards on the terms and conditions it determines. A stock award entitles a participant to shares of common stock which, at the determination of the Committee, may be subject to a restriction period. In determining whether to make stock awards subject to such a restriction, the Committee may consider circumstances such as a participant's termination of employment, or the failure of the Company or a participant to attain specified performance goals. None of the shares subject to a restriction may be assigned, transferred, pledged or sold until they are delivered to the holder of the stock award.

     When a participant is granted a restricted stock award, the Company shall register a stock certificate in the participant's name representing the number of shares of common stock designated by the Committee. This certificate shall be held in custody by the Company for the participant's account. The participant shall generally have the rights and privileges of a stockholder as to the shares awarded pursuant to a restricted stock award, including the right to vote, except that the shares will remain in the custody of the Company until all restrictions have lapsed.

     If, during a restriction period, a participant terminates employment for any reason other than death, disability or retirement, the participant will forfeit all rights to the payment of any restricted stock award, unless otherwise provided by the Committee. If, during a restriction period, a participant's termination is due to death, disability or retirement, the participant or beneficiary will be entitled to receive a pro-rata portion of the restricted stock award, such portion based on the portion of the restriction period that the participant was employed, provided that the participant had completed a minimum of one year of employment during the restriction period.

Stock Adjustments

     In the event of any stock dividend or split, recapitalization, reorganization, merger, or other change in the capitalization of the Company, or similar event affecting the Company's common stock, the Committee will, as it deems equitable, adjust the number of shares that may be available under the Stock Incentive Plan or the terms or number of shares pertaining to any outstanding award.

Change in Control

     In the event of a change in control: (i) all outstanding options become immediately exercisable; and (ii) all restrictions imposed on restricted shares will immediately lapse. A change in control is defined to have occurred if any of the following occur: (A) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company; (B) a merger or consolidation in which the Company is merged or consolidated with another corporation or entity, other than a corporation or entity that is an "affiliate" of the Company (as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933, as amended); (C) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or (D) a liquidation or dissolution of the Company.

Amendment and Termination

     The Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by law, approval of the holders of a majority of shares of Common Stock and Preferred Stock voting together as a single class, represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan). No modification, amendment, or termination of the Plan can adversely affect the rights of a participant under a grant previously made without the participant's consent.

Other Provisions

     The Committee may also offer participants the right to defer the receipt of all or any portion of their performance restricted shares, restricted stock or stock award. However, awards may be forfeited if a participant is terminated for deliberate or gross misconduct. Awards may also be forfeited within three years following a participant's termination of employment, the participant engages in conduct that, in the Committee's discretion, is directly or indirectly competitive with the Company.

Tax Withholding

     Whenever shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. Such withholding requirements may be paid (i) in cash; (ii) in the discretion of the Committee, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections
(i) and (ii) above.

Federal Income Tax Consequences

Nonqualified Options

     Under the current applicable provisions of the Internal Revenue Code, the recipient of an option will not pay any tax at the time of grant provided that the exercise price of the option is equal to or greater than Fair Market Value of the Common Stock on the date of grant. When a nonqualified option is exercised, any excess of the fair market value of the affected shares over the total option price of those shares will be treated for federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss. If the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price, the Company is entitled to deduct that amount.

Incentive Stock Options

     With respect to an ISO, no taxable gain or loss generally will be recognized when the option is granted or exercised. ISOs exercised more than three months after termination of employment will be taxed in the same manner as nonqualified options described above. Generally, when an ISO is exercised, the spread between the fair market value and the exercise price will be an item of tax preference for purposes of the alternative minimum tax.

     If the shares acquired when an ISO is exercised are held for at least two years from the grant of the options and one year from the exercise of the options, any gain or loss realized upon their sale will be treated as long-term capital gain or loss. In such a case, the Company will not be entitled to a deduction. If the shares are not held for the two-year and one-year periods, ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date the option was exercised. The Company will be entitled to a deduction equal to the amount of any ordinary income recognized in this manner. If the shares are not held for the one-year period and the amount realized upon sale is less than the grant price, the difference will be a capital loss.

                         VOTE TO REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares voting at the meeting is required for approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 STOCK
                                INCENTIVE PLAN.

                PROPOSALS RELATED TO THE ISSUANCE OF SECURITIES

     The Board of Directors has unanimously approved and determined to submit to the stockholders of the Company for approval two Proposals related to the issuance and sale of up to a maximum of $5,000,000 of any combination of the Company's Common Stock, a new class of the Company's preferred stock, or convertible debt in one or more private placements at the discretion of the Board of Directors (each, a "Private Placement" and collectively, the "Private Placements") in accordance with the limitations described in Proposals 3 and 4. The Private Placements are being submitted to the stockholders in accordance with NASDAQ rules requiring stockholder approval of issuances, and potential issuances, of more than 20% of the Company's outstanding Common Stock.

     Due to a combination of the need to complete the financing in an expedient manner and the substantial amount of time required to solicit stockholder approval, the Board is submitting Proposals 3 and 4 to the stockholders prior to the receipt of a binding commitment by an investor to provide the necessary financing. Advance approval by the stockholders would provide the Company with the ability to timely complete the financing and aid in the completion of the Company's manufacturing plant without the delay associated with circulating a proxy to stockholders while the financing is pending. Of course, the stockholders will not have the opportunity to assess the precise terms of any Private Placement. After careful consideration, the Board of Directors concluded that it was in the best interest of the Company and its stockholders to obtain advance approval of the issuance of Company securities as contemplated by proposals 3 and 4.

REASONS FOR A PRIVATE PLACEMENT

     The Company has authorized the Private Placements in order to obtain financing necessary to enable the Company to effectuate its plan to build its own manufacturing facility for the Company's proprietary railroad crosstie (the "TieTek Crosstie"). The TieTek Crosstie was developed as an attractive replacement for wood crossties, but with a longer life and with several environmental advantages. It has been successfully tested by a number of independent groups, including a major U.S. railroad. Since its first track installation in March 1996, several thousand TieTek Crossties have been installed under track in a variety of load and environmental conditions where they continue to meet performance expectations. The Company is now executing a manufacturing strategy which will further expand the entrance of the TieTek Crosstie into the market in 1999.

     The Company has recently received an order to manufacture 20,000 TieTek Crossties, and believes that current market demand will exceed the capacity of the Company to manufacture TieTek Crossties through third-party tolling arrangements or a single line manufacturing plant. In order to execute the Company's manufacturing strategy and fill existing and anticipated orders, the Company is completing plans to build a permanent production facility to produce TieTek Crossties in Houston, Texas. In November 1998 the Company leased a 23,000 square foot manufacturing facility on three acres of land in Houston, Texas. The Company has also issued purchase orders with an aggregate value of approximately $1,200,000 for the key process equipment necessary to produce the TieTek Crossties and has made cash payments of approximately $800,000 relating to these purchase orders. In addition, the Company has contracted with engineers to develop a plant layout and install the equipment. Based upon the Company's expenditures to date, and its current cash resources, the Company anticipates that it will require additional financing for the completion of the facility.

NASDAQ SHAREHOLDER APPROVAL REQUIREMENT

     The NASDAQ SmallCap Market ("NASDAQ") maintenance requirements contain certain corporate governance provisions, including a requirement that stockholders approve any private placement transaction involving the issuance or sale of securities convertible into common stock equal to or exceeding 20% or more of an issuer's currently outstanding shares. As more fully explained below, the Company anticipates that a Private Placement may involve the issuance and sale of the Company's Common Stock, a new class of the Company's preferred stock, or convertible debt which exceeds or is convertible into greater than 20% of the Company's currently outstanding shares at a discount to the trading price of the Company's Common Stock. Applicable NASDAQ rules require that a private placement such as the one contemplated by the Company be approved by the Company's stockholders.

DESCRIPTION OF THE PRIVATE PLACEMENTS

     The Company has recently engaged in preliminary discussions with several potential sources of funding in order to establish the likely terms of a Private Placement. Based upon these discussions and the Company's past capital raising experiences, the Company anticipates that a Private Placement will be completed through the issuance of the Company's Common Stock, a new class of the Company's preferred stock, or convertible debt (preferred stock and debt instruments shall be referred to collectively herein as "Convertible Securities") in one or more private placements which are expected to occur within twelve (12) months of the Annual Meeting. The aggregate dollar amount of the Private Placement will not exceed $5,000,000. Given the parameters explained below, the Private Placement will never result in Common Stock being issued below $1.00 per share, resulting in a maximum potential issuance of 5,000,000 shares of Common Stock. More specifically, the Private Placement will take one or more of the following possible forms:

     (a) the issuance of Common Stock at a fixed price of not less than (i) an amount between $1.50 and $2.50 or (ii) an amount equal to 80% of a low bid price of the Company's Common Stock during the thirty (30) days preceding the date of issuance provided that in no event shall such calculated amount be less than $1.00; or

     (b) the issuance of Convertible Securities which are convertible at a fixed price of not less than (i) an amount between $1.50 and $2.50 or
          (ii) an amount equal to 80% of a low bid price of the Company's Common Stock during the thirty (30) days preceding the date of issuance provided that in no event shall such calculated amount be less than $1.00; or

     (c) the issuance of Convertible Securities which are convertible at a floating price of not less than an amount equal to 80% of the average bid price of the Company's Common Stock during the twenty (20) trading days preceding the date of conversion provided that in no event shall such calculated amount be less than $1.00.

     Proposal 3 further describes the potential of the issuance of Common
Stock or Convertible Securities as described in (a) and (b) above (a "Fixed Price Security"), while Proposal 4 further describes the issuance of preferred stock or debentures as described in (c) above (a "Future Priced Security"). The Board of Directors believes that it is in the best interest of the Company to raise the funds necessary to complete the production facility through a Private Placement. The exact terms of the Private Placement are still subject to negotiation and there can be no assurance that the Private Placement will be consummated on the terms discussed below, if at all.

CONSEQUENCES IF STOCKHOLDER APPROVAL IS NOT OBTAINED

     If the stockholder approval sought hereby is not obtained, the Company will be prohibited under the terms of its listing agreement with NASDAQ from issuing any combination of securities, or securities convertible into, more than 20% of the outstanding shares of Common Stock of the Company. Such a limitation will likely cause the Company to resubmit a final proposal to its stockholders upon the conclusion of negotiations with potential investors. The failure to obtain shareholder approval may therefore constrain the Company's ability to obtain financing in an expedient manner and would result in the delay of both the receipt of the financing and the commencement of the Company's manufacturing of the TieTek Crosstie. Alternatively, the Company may be required to seek other forms of financing which do not involve the issuance of securities which represent or are convertible into Common Stock on terms which require stockholder approval under applicable NASDAQ rules, or curtail its plans to complete the facility.

     THE BOARD OF DIRECTORS IS SEEKING THE APPROVAL OF BOTH PROPOSALS 3 AND 4 IN ORDER TO (I) ALLOW THE COMPANY THE MAXIMUM POSSIBLE AMOUNT OF FLEXIBILITY IN REACHING FINAL TERMS FOR FINANCING BY INVESTORS AND (II) TO EXPEDITE THE ABILITY OF THE COMPANY TO RECEIVE THE PROCEEDS OF THE FINANCING NEEDED TO COMPLETE THE MANUFACTURING FACILITY.

               VOTE TO REQUIRED FOR APPROVAL OF PROPOSALS 3 AND 4

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class present, in person or by proxy, at the Meeting is required for the approval of a Private Placement of a Future Priced Security.

                                   PROPOSAL 3
AUTHORITY TO ISSUE UP TO $5,000,000 OF COMMON STOCK OR CONVERTIBLE SECURITIES IN
                 A PRIVATE PLACEMENT OF A FIXED PRICE SECURITY

DESCRIPTION OF THE FIXED PRICE SECURITIES

     The final terms of a Private Placement are still subject to negotiation; however, one of the potential structures of a Private Placement is the issuance of a Fixed Price Security. The Private Placement of a Fixed Price Security could involve the issuance of Common Stock, a new class of preferred stock or a debt instrument. The Company expects that the terms of a Private Placement of a Fixed Price Securities will have the terms and features set forth below.

Common Stock

     Any issuances of Common Stock will be made at a price of not less than (i) an amount between $1.50 and $2.50 or (ii) an amount equal to 80% of a low bid price of the Company's Common Stock during the thirty (30) days preceding the date of issuance provided that in no event shall such calculated amount be less than $1.00.

Convertible Preferred Stock or Convertible Debentures

     One of the principal features of a Convertible Security will be that it is convertible into shares of Common Stock at any time at the option of the holder thereof. Each Convertible Security will be initially convertible, at the option of the holder thereof, into that number of shares of Common Stock which results from dividing not less than (i) an amount between $1.50 and $2.50 or (ii) an amount equal to 80% of a low bid price of the Company's Common Stock during the thirty (30) days preceding the date of issuance provided that in no event shall such calculated amount be less than $1.00, into a previously determined conversion value (the "Conversion Value"). For example, if 80% of a low bid price of the Company's Common Stock during the thirty days preceding the date of issuance (the "Thirty Day Period") was $2.25, the Company could elect to issue Convertible Securities with a price between $1.50 and $2.50. If 80% of a low bid price of the Company's Common Stock for the Thirty Day Period was $1.20, the Company could elect to issue shares with a price of $1.20. If 80% of a low bid price of the Company's Common Stock for the Thirty Day Period was $.80, the Company could elect to issue shares with a price of $1.00. Given these examples, if the Conversion Value was established as $100, the number of Common Shares to be issued upon the conversion of each Convertible Security could range from 40 to 100 shares. The preceding example is intended for demonstration purposes only and is not necessarily indicative of future price performance.

ADDITIONAL TERMS

     Any Convertible Securities issued as part of a Private Placement will provide for additional powers, preferences, rights and the qualifications, limitations, or restrictions terms and conditions as determined by the Board of Directors of the Company. Any debt instruments will have preferences senior to those of the holder of Common Stock and it is likely that any additional classes of preferred stock will also have preferences senior to those of the holder of Common Stock.

EFFECTS OF ISSUANCE OF FIXED PRICE SECURITIES

     In the event that an investor and the Company determine to structure the investment as a Fixed Priced Security, the exact number of shares issuable upon conversion will be established as of the issuance. However, such Fixed Price Securities will likely be issued at a discount to the Current Market Price of the Common Stock. The current holders of Common Stock will therefore be diluted by Private Placement issuances.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                  OF A PRIVATE PLACEMENT TRANSACTION INVOLVING
                            FIXED PRICE SECURITIES.

                                   PROPOSAL 4
AUTHORITY TO ISSUE UP TO $5,000,000 OF COMMON STOCK OR CONVERTIBLE SECURITIES IN
                A PRIVATE PLACEMENT OF A FUTURE PRICED SECURITY

DESCRIPTION OF THE FUTURE PRICED SECURITIES

     The final terms of a Private Placement are still subject to negotiation, however, one of the potential structures of the Private Placement is as a Future Priced Security. The Private Placement of a Future Priced Security could involve the issuance of a new class of preferred stock or a debt instrument.
The Company expects that the terms of the Private Placement of a Future Priced Securities will have the terms and features set forth below.

Convertible Preferred Stock or Convertible Debentures

     One of the principal features of a Convertible Security will be that it is convertible into shares of Common Stock at any time at the option of the holder thereof. Each Convertible Security will be convertible, at the option of the holder thereof, into that number of shares of Common Stock which results from dividing not less than an amount equal to 80% of the average closing bid price of the Company's Common Stock during the twenty (20) trading days preceding the date of conversion, provided that in no event shall such calculated amount be less than $1.00, into the Conversion Value. The following examples assume that the Conversion Value is established at $100 for each Convertible Security. If 80% of the average closing bid price for the Company's Common Stock during the twenty trading days preceding the date of conversion (the "Twenty Day Period") was $2.25, the Convertible Securities would each be convertible into a maximum of 44 shares of Common Stock. If 80% of the average closing bid price for the Company's Common Stock during the Twenty Day Period was $5.00, the Convertible Securities would each be convertible into a maximum of 20 shares of Common Stock. If 80% of the average closing bid price for the Company's Common Stock during the Twenty Day Period was $.80, the Convertible Securities would each be convertible into a maximum of 100 shares of Common Stock. The preceding example is intended for demonstration purposes only and is not necessarily indicative of future price performance.

ADDITIONAL TERMS

     Any Convertible Securities issued as part of a Private Placement will provide for additional powers, preferences, rights and the qualifications, limitations, or restrictions terms and conditions as determined by the Board of Directors of the Company. Any debt instruments will have preferences senior to those of the holder of Common Stock and it is likely that any additional classes of preferred stock will also have preferences senior to those of the holders of Common Stock.

EFFECTS OF ISSUANCE OF FUTURE PRICED SECURITIES

     In the event that an investor and the Company determine to structure the investment as a Future Priced Security, the exact number of shares of Common Stock issuable upon consummation of the Private Placement issuances cannot be estimated because the conversion is subject to adjustment mechanisms which cause the number of shares of Common Stock issuable to be dependent on future events, principally consisting of the future trading prices of the Common Stock in the marketplace and the conversion decisions made by holders. The application of the conversion formulas applicable to such securities will cause the number of shares of Common Stock to be issued to vary inversely with the market price of the Common Stock.

     The current holders of Common Stock will likely be diluted by a Private Placement issuances and, in the event a Future Priced Security is issued, may be very substantially diluted depending on the market price of the Common Stock during such period, and the conversion formulas applicable to the Convertible Securities at the time of conversion. If, however, the market price of the Common Stock were to increase significantly prior to the date any of the Convertible Securities is converted, the current holders of Common Stock would benefit relative to a placement at market prices prevailing on the date of issuance. On April 30, 1999, the closing bid price of the Common Stock on the SmallCap Market was $3.18 per share. If such market price were used to determine the number of shares of Common Stock issuable as of the first date on which the Convertible Securities may be converted, the Company could issue a total of not more than approximately 1,965,000 shares of Common Stock if all such shares were converted at such time.

     Since there is no public market for the Convertible Securities, it is likely that the additional shares of Common Stock will be issued and ultimately sold on the SmallCap Market. Such sales could result in a decrease of the trading price of the Company's Common Stock below the $1.00 Minimum Bid which would subject the Company to delisting from the SmallCap Market. Given the large number of additional shares of Common Stock issuable upon conversion of currently outstanding Preferred Stock which may be resold on the SmallCap Market pursuant to a currently effective registration statement, the Company is already subject to the risk of a decline in the market price of its Common Stock regardless of the issuance of additional Convertible Securities.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                  OF A PRIVATE PLACEMENT TRANSACTION INVOLVING
                           FUTURE PRICED SECURITIES.

                                   PROPOSAL 5
 AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER
      OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 50,000,000


     The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment to the Certificate to decrease the number of Shares of Common Stock which the Company is authorized to issue from 100,000,000 shares to 50,000,000 shares. A true and correct copy of the proposed amendment is attached hereto as "Exhibit B" The statements made in this Proxy Statement regarding the amendment to the Certificate to decrease the number of authorized shares of Common Stock should be read in conjunction with and are qualified in their entirety by reference to Exhibit "B"

     The Company is currently authorized to issue 100,000,000 shares of Common Stock, of which 3,604,548 were outstanding as of March 31, 1999. If the proposed amendment to the Certificate is effected, the number of outstanding shares will remain the same, but the number of authorized shares will be reduced to 50,000,000. The rights and preferences of the Common Stock and Preferred Stock would not be affected by the amendment.

REASON FOR THE DECREASE IN THE NUMBER OF SHARES OF COMMON STOCK

     In 1998, based upon 100,000,000 authorized shares of its Commons Stock, the Company paid $38,000 in franchise taxes to the state of Delaware. In an effort to reduce the amount of franchise taxes paid by the Company, the Board of Directors has unanimously approved a proposal to amend the Company's Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 100,000,000 to 50,000,000. This amendment and action will result in a significant reduction in the fees paid by the Company to the state of Delaware. The Board of Directors believes that the number of authorized shares of Common Stock, post-amendment, will provide sufficient reserves for (i) future issuances of Common Stock upon the conversion of authorized and currently outstanding options, warrants and Preferred Stock and (ii) the Company's anticipated future capital raising needs.

                           VOTE REQUIRED FOR APPROVAL

     A plurality of votes cast by holders of shares of Common Stock and Preferred Stock at the Meeting is required to approve the amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 100,000,000 to 50,000,000.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED
             SHARES OF COMMON STOCK FROM 100,000,000 TO 50,000,000

                                   PROPOSAL 6
               RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS


     BDO Seidman, LLP has audited the Company's financial statements since 1992. BDO Seidman, LLP has been selected by the Board of Directors and the Financial Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 1999. Representatives of BDO Seidman, LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of BDO Seidman, LLP as the Company's independent auditors.

                           VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of Common Stock and Series F and G Preferred Stock voting together as a single class present, in person or by proxy, at the Meeting is required for ratification of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF BDO SEIDMAN, LLP AS
          THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR


                                 OTHER MATTERS

     The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports with the Securities and Exchange Commission. The Company believes that during the year ended December 31, 1998, all Reporting Persons timely complied with all filing requirements applicable to them, except for a Form 4 for Mr. Tim B. Tarrillion in connection with the repricing of certain options which was subsequently filed with the Securities and Exchange Commission.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company currently intends to hold its 2000 Annual Meeting of Stockholders in June 2000 and to mail proxy statements relating to such meeting in May 2000. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders, such proposals must be received by the Company no later than January 23, 2000 and must otherwise be in compliance with all applicable laws and regulations.

                              By Order of the Board of Directors


                              Douglas C. Williamson
                              Chairman of the Board

Dated:  May ____, 1999

                                                                       EXHIBIT A

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                           1999 STOCK INCENTIVE PLAN


     1. Purpose. The North American Technologies Group, Inc. 1999 Stock Incentive Plan (the "Plan") is established to attract, retain and reward persons providing services to North American Technologies Group, Inc. and any successor corporation thereto (the "Company") and to motivate such persons to contribute to the growth and profits of the Company in the future.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, and Restricted Stock Awards.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Effective Date" means the date on which the Plan is approved by the stockholders as set forth in Section 13.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported; (iii) if the Fair Market Value cannot be determined on the basis previously set forth in this definition on the date that Fair Market Value is to be determined, The Board shall in good faith determine the Fair Market Value of the Stock on such date.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

     "Stock Award" means any Award granted pursuant to Section 7.

     "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 8.

"Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

         (a) construe the Plan and any Award under the Plan;
         (b) select the directors, officers, employees and consultants of the Company and its Subsidiaries to whom Awards may be granted;
         (c) determine the number of shares of Stock to be covered by any Award;
         (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;
         (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;
         (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;
         (g) extend the exercise period within which Stock Options may be exercised; and
         (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

     The determination of the Plan Administrator on any such matters shall be conclusive.

     3. Eligibility. Awards may be granted only to employees (including officers and directors who are also employees) and directors of the Company or its subsidiaries or to individuals who are rendering services as consultants, advisors or independent contractors to the Company. The Board, in its sole discretion, shall determine which persons shall be granted Awards (a "Participant") and, in accordance with subsection (b), which type of Award each Participant is to receive. Eligible persons may be granted more than one Award.

     4.  Options and Stock to be Issued under the Plan.

         (a) General. Awards may be either incentive stock options ("Incentive Stock Options") as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("Nonqualified Stock Options"). Incentive Stock Options and Nonqualified Stock Options are hereinafter referred to as "Options". Issuances of Common Stock under the Plan ("Stock Awards") and/or common stock issued upon exercise of Options may be subject to the terms and conditions of stock restriction provisions, including vesting and repurchase provisions, which provisions may be part of the awardee's Award agreement or may be part of a separate agreement. Options and/or Stock Awards are hereinafter referred to as "Awards".

         (b) Type of Award Which May Be Granted. Nonqualified Stock Options may be granted to any employee or prospective employee of the Company. Incentive Stock Options may be granted only to employees of the Company. A director of the Company may not be granted an Incentive Stock Option unless the director is also a employee of the Company. An individual who is rendering services as a director, consultant, advisor or independent contractor may be granted only a Nonqualified Stock Option and may not be granted an Incentive Stock Option. Stock Awards may be granted to any eligible person.

     5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 10% of the total number of shares of Stock issuable and outstanding, on a fully diluted basis; provided, however, that the foregoing formula shall never result in a decrease in the maximum number of shares available under this Plan at the time of its approval by the Board. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. In no event shall more than 1,000,000 Incentive Stock Options be issued pursuant to the Plan.

     6.  Options.

         (a) Time for Granting Options. All options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the Stockholders of the Company.

         (b) Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, whether the Option is to be treated as an Incentive Stock Option or as a Nonqualified Stock Option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Common Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             (i) Exercise Price. The exercise price for each option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the fair market value (as defined below) of a share of Stock on the date of the granting of the Option, (ii) the exercise price per share for a Nonqualified Stock Option shall not be less than fifty percent (50%) of the fair market value of a share of Common Stock on the date of the granting of the Option and (iii) no Incentive Stock Option granted to a Participant who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an option (whether an Incentive Stock Option or a Nonqualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

         (c) Exercise Period of Options. The Board shall have the power to set the time or times within which each option shall be exercisable or the event or events upon the occurrence of which all or a portion of each option shall be exercisable and the term of each option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted (such period or periods being hereinafter referred to as the "Option Period") and provided further that, unless the option agreement provides otherwise:

             (i) If a Participant shall cease to be employed by the Company or to serve as a director or consultant, as the case may be, all Options to which the Participant is then entitled to exercise may be exercised only within three months after the date of termination and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the Option Period. Notwithstanding the foregoing: (a) in the event that any termination of employment shall be for Cause (as defined herein) or the Participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), during the Option Period, then any and all Options held by such Board participant shall forthwith terminate; and (b) the Board may, in its sole discretion, extend the Option Period of any Option for up to five years from the date of termination of employment regardless of the original Option Period. For purposes of the Plan, retirement shall mean the termination of employment with the Company or service on the Board other than for Cause, at any time after the age 65.

             (ii) For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for cause" as defined in such agreement; (b) in all other cases (I) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company; or (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the person by the Board of Directors of the Company. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

             (iii) For purposes of this Plan, the term "Competing Business" shall mean: any person, corporation or other entity engaged in the business of selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such person's employment, consultant relationship or directorship, as the case may be, hereunder.

         (d) Payment of Exercise Price. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (I) in cash; (II) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price;
(III) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price;

or (IV) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (I)-(III) of this Section 6(c)(iv).

         (e) Standard Forms of Stock Option Agreement.

             (i) Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonqualified Stock Option agreement attached hereto as Exhibit A and incorporated herein by reference.

             (ii) Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in a form of Incentive Stock Option agreement attached hereto as Exhibit B and incorporated herein by reference.

         (f) Fair Market Value Limitation. To the extent that the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any calendar year (under all stock option plans of the Company, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of this Plan, the fair market value of the shares of Common Stock subject to an Award shall be determined in good faith by the Board; provided, however, that
(i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the fair market value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported. Notwithstanding the foregoing, the Board of Directors may provide at the time an Award is made that the fair market value of a share of Common Stock shall be determined on an alternative basis based upon the advice of the Company's independent public accountants and counsel.

     7.  Stock Awards.

         (a) The Board may grant Stock Awards to any officer, employee, director or consultant of the Company and its subsidiaries. A Stock Award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

     (b) Upon execution of a written instrument setting forth the Stock Award and paying any applicable purchase price, a Participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto. Unless the Board shall otherwise determine, certificates evidencing the Stock Award shall remain in the possession of the Company until such Common Stock is vested as provided in Section 7(c) below.

     (c) The Board at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock Awards shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Common Stock subject to the Stock Award which have not then vested.

     (d) Unvested Stock Awards may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.

     8. Effect of Change in Stock Subject to Plan. Any other provision of the Plan notwithstanding:

     (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant,
(ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

     (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code
Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

     (c) No adjustment or substitution provided for in this Section 8 shall require the Company to issue or to sell a fractional share under any stock Option agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

     (d) In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company),
(iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 8. In the event of such termination each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options held by such participant which are then exercisable.

     9. Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following or any similar transaction occurs with respect to the Company:

         (a) The direct or indirect sale or exchange by the Stockholders of the Company of all or substantially all of the stock of the Company;

         (b) A merger or consolidation in which the Company is merged or consolidated with another corporation or entity, other than a corporation or entity that is an "affiliate" of the Company (as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933, as amended);

         (c) The sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or

         (d) A liquidation or dissolution of the Company.

         In the event of an Ownership Change, all unvested shares underlying outstanding Awards shall automatically become fully vested and in the case of Options immediately exercisable, and shall be deemed to have attained such status immediately prior to the Ownership Change. In the event of an Ownership Change, any Options which are neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change shall terminate and cease to be outstanding effective as of the date of the Ownership Change, unless otherwise provided by the Board. In the event of an Ownership Change, each Participant shall be given at least 15 days prior written notice of such Ownership Change and shall be permitted to exercise any Options during this 15 day period.

     10. Options Non-Transferable. During the lifetime of the Participant, the Options shall be exercisable only by the Participant. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

     11. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of The NASDAQ Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     12. Termination or Amendment of Plan or Awards. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Award at any time; provided, however, that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant to the Plan or Award.

     13. Stockholder Approval. Option Awards and Stock Awards may be made as of the date of approval of the Plan by the Board of Directors of the Company, provided however, that no Option Awards or Stock Awards shall become vested until such time as the Plan shall have received Stockholder approval. In the event that the Stockholders of the Company shall not have approved the Plan within twelve months of the date of Board approval of the Plan, any Option Awards and Stock Awards outstanding shall become null and void.

     14. Compliance with Section 16.  With respect to persons subject to
Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

     15. Tax Withholding.

         (a) Whenever shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of shares under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 15 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

     (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount
(i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 15(b).

     (c) A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the participant in cash or shall be withheld from the participant's next regular paycheck.

     (d) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
Section 15(c) must be in writing and delivered to the Company prior to the Tax Date.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing North American Technologies Group, Inc. 1999 Stock Incentive Plan was duly adopted by the Board of Directors of the Company on the 22 day of February, 1999.


                                    /s/ Judith Knight Shields
                                    -------------------------
                                             Secretary

                                 PLAN HISTORY



__________________, 1999            Board of Directors adopts Plan with a share
                                    reserve of [NUMBER] shares

__________________, 1999            Stockholders approve Plan with a share
                                    reserve of [NUMBER] shares

                                   Exhibit B

                        FORM OF CERTIFICATE OF AMENDMENT
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.


     The undersigned, desiring to amend the Certificate of Incorporation of North American Technologies Group, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

     FIRST: The Board of Directors of the Corporation, by unanimous written consent of the directors, evidenced by board resolutions, and approval of the requisite vote of each class of stockholders, has duly adopted the following resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation:

          RESOLVED, that the number of shares of Common Stock, par value $0.001 per share, which the Corporation shall have the authority to issue pursuant to the first paragraph of Article IV of the Corporation's Amended and Restated Articles of Incorporation, shall be reduced from 100,000,000 to 50,000,000.

     SECOND: That the aforesaid amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

     THIRD:  That this amendment shall become effective on June 29, 1999.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Henry Sullivan, its Chief Executive Officer, and Judith Knight Shields, its Chief Financial Officer, this 29th day of June, 1999.

                              NORTH AMERICAN TECHNOLOGIES GROUP, INC.


                              By:
                                 ----------------------------------------
                                   Henry W. Sullivan
                                   Chief Executive Officer

                              By:
                                 ----------------------------------------
                                   Judith Knight Shields
                                   Chief Financial Officer

PRELIMINARY COPY



                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.


          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Henry W. Sullivan and Judith Knight Shields and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies Group, Inc. held of record by the undersigned on May 12, 1999 at the Annual Meeting of Stockholders of North American Technologies Group, Inc. to be held on June 29, 1999 and at any adjournments or postponements thereof, and to vote as directed on the reverse side of this form and, in their discretion, upon such other matters not specified as may come before said meeting.



YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD
    ------------------------------------------------------------------------

                                                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR, FOR THE APPROVAL OF THE COMPANY'S 1999 STOCK INCENTIVE PLAN, FOR THE APPROVAL OF THE ISSUANCE AND SALE OF UP TO $5 MILLION (INCLUDING SALES PURSUANT TO PROPOSAL 4) OF FIXED PRICE SECURITIES IN A PRIVATE PLACEMENT TRANSACTION, FOR APPROVAL OF THE ISSUANCE AND SALE OF UP TO $5 MILLION (INCLUDING SALES PURSUANT TO PROPOSAL 3) OF FUTURE PRICED SECURITIES IN A PRIVATE PLACEMENT TRANSACTION, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK., AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR NORTH AMERICAN TECHNOLOGIES GROUP, INC. FOR THE 1999 FISCAL YEAR.

_______________________________________________________________________________

  1.      Proposal 1

          Election of Directors            FOR   WITHHELD
          Douglas C. Williamson            [ ]     [ ]

  2.      Proposal 2

          Approval of the Company's        FOR   AGAINST    WITHHELD
          1999 Stock Incentive Plan.       [ ]     [ ]        [ ]


  3.      Proposal 3

          Approval of the Issuance and     FOR   AGAINST    WITHHELD
          Sale of up to $5 million         [ ]     [ ]        [ ]
          (including sales pursuant to
          Proposal 4) of Fixed Price
          Securities in a Private
          Placement Transaction.


  4.      Proposal 4

          Approval of the Issuance and     FOR   AGAINST    WITHHELD
          Sale of up to $5 million         [ ]     [ ]        [ ]
          (including sales pursuant to
          Proposal 3) of Future Priced
          Securities in a Private
          Placement Transaction.


  5.      Proposal 5

          Approval of the Amendment to     FOR   AGAINST    WITHHELD
          the Restated Certificate of      [ ]     [ ]        [ ]
          Incorporation to reduce the
          number of authorized shares
          of Common Stock.


   6      Proposal 6

          Ratification of the              FOR   AGAINST    WITHHELD
          appointment of BDO Seidman,      [ ]     [ ]        [ ]
          LLP as Independent Auditors
          for the Company.

                                         PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                         PROMPTLY IN THE ENCLOSED ENVELOPE.  NO
                                         POSTAGE REQUIRED IF MAILED IN THE
                                         UNITED STATES.

                                            NOTE:  Please sign name(s) exactly
                                                   as printed hereon.
                                                   Joint owners should each
                                                   sign.  When signing as
                                                   attorney, executor,
                                                   administrator, trustee or
                                                   guardian, please give full
                                                   title as such.

                                         SIGNATURE(S)___________________________

                                         __________________________________,1999
                                                         DATE